Revenue Recognition	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue Recognition	Revenue Recognition
The following table summarizes the Company’s disaggregated revenue (in thousands):

	Year Ended December 31,
	2021	2020	2019
Diagnostic test revenue:
Patients with third-party insurance	$169,576	$138,153	$169,538
Institutional customers	31,717	35,200	20,888
Self-pay patients	3,807	1,998	1,241
Total diagnostic test revenue	205,100	175,351	191,667
Other revenue	7,095	3,971	4,507
Total	$212,195	$179,322	$196,174
Reassessment of variable consideration
Subsequent changes to the estimate of the transaction price, determined on a portfolio basis when applicable, are generally recorded as adjustments to revenue in the period of the change. The Company updates variable consideration estimated quarterly. Our assessment performed at year-end did not result in material adjustments to the Company’s previously reported revenue or accounts receivable amounts.
Remaining performance obligations
Due to the long-term nature of the collaboration service agreement, the Company’s obligations pursuant to such agreements represent partially unsatisfied performance obligations as of December 31, 2021. The revenues under existing service agreements with original expected durations of more than one year are estimated to be approximately $10.2 million. The Company expects to recognize the majority of this revenue over the next 3.3 years.
Contract assets and liabilities
Contract assets consist of the Company’s right to consideration that is conditional upon its future performance. Contract assets arise in collaboration service agreements for which revenue is recognized over time but the Company’s right to bill the customer is contingent upon the achievement of contractually-defined milestones.
Contract liabilities consist of customer payments in excess of revenues recognized. For collaboration service agreements, the Company assesses the performance obligations and recognizes contract liabilities as current or non-current based upon forecasted performance.
A reconciliation of the beginning and ending balances of contract assets and contract liabilities is shown in the table below (in thousands):

	Contract Assets	Contract Liabilities
December 31, 2020	$2,028	$3,811
Contract asset additions	1,163	—
Customer prepayments	—	2,223
Revenue recognized	105	(2,265)
December 31, 2021	$3,296	$3,769
The increase in contract assets as of December 31, 2021 is primarily due to the execution of a service agreement with a customer during the year. The Company presents contracts assets and contract liabilities arising from this customer contract on a net basis on its balance sheets. As of December 31, 2021 and December 31, 2020, $0.5 million and $1.8 million are recorded as current contract liabilities, respectively.
Costs to fulfill contracts
Costs associated with fulfilling the Company’s performance obligations pursuant to its collaboration service agreements include costs for services that are subcontracted to ISMMS. Amounts are generally prepaid and then expensed in line with the pattern of revenue recognition. Prepayment of amounts prior to the costs being incurred are recognized on the balance sheets as current or non-current asset based upon forecasted performance.
As of December 31, 2021 and 2020, the Company had outstanding deferred costs to fulfill contracts of $1.8 million and $3.0 million, respectively. At each period, all outstanding deferred costs were recorded as other current assets.
Amortization of deferred costs was $1.4 million, $0.9 million and $0.7 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amortization of these costs is recorded in cost of services of the consolidated statements of operations and comprehensive loss.